                                                                    EXHIBIT 99.7

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME: STERLING PULP CHEMICALS US, INC.         PETITION DATE: 07/16/01

                                                    CASE NUMBER:  01-37811-H4-11

MONTHLY OPERATING REPORT SUMMARY FOR MONTH: DECEMBER YEAR: 2001

              MONTH                     7/16/01-8/31/01          9/30/01       10/31/01      11/30/01      12/31/01
-----------------------------------------------------------------------------------------------------------------------------
REVENUES (MOR-6)                             $ 595,406           $ 358,476     $ 289,723     $285,909      $288,348      $ -

INCOME BEFORE INT. DEPREC./TAX (MOR-6)       $ (61,516)          $ (82,781)    $(133,798)    $(74,164)     $(77,489)     $ -

NET INCOME (LOSS) (MOR-6)                    $ (61,516)          $ (82,781)    $(133,798)    $(74,164)     $(77,489)     $ -

PAYMENTS TO INSIDERS (MOR-9)                 $       -           $       -     $       -     $      -      $ -           $ -

PAYMENTS TO PROFESSIONALS (MOR-9)            $       -           $       -     $       -     $      -      $ -           $ -

TOTAL DISBURSEMENTS (MOR-7)                  $       -           $       -     $       -     $      -      $ -           $ -

***The original of this document MUST BE FILED with the United States Bankruptcy Court and a COPY MUST BE SENT to the United States Trustee***

REQUIRED INSURANCE MAINTAINED
    AS OF SIGNATURE DATE                               EXP.
         See attachment 2                              DATE
-----------------------------------

CASUALTY                           YES ( x) NO (  )  08-01-02
LIABILITY                          YES ( x) NO (  )  07-01-02
VEHICLE                            YES ( x) NO (  )  07-01-02
WORKER'S                           YES ( x) NO (  )  07-01-02
OTHER                              YES ( x) NO (  )  various


ATTORNEY NAME:                     Jeff Spiers
FIRM:                              Andrews & Kurth LLP
ADDRESS:                           600 Travis
ADDRESS:                           Suite 4200
CITY, STATE ZIP:                   Houston, TX 77002
TELEPHONE:                         713-220-4103



Are all accounts receivable being collected within terms? NO

Are all post-petition liabilities, including taxes, being paid with terms? YES

Have any pre-petition liabilities been paid? NO        If so, describe

--------------------------------------------------------------------------------

Are all funds received being deposited into DIP bank accounts?  YES

Were any assets disposed of outside the normal course of business?  NO

If so, describe
               -----------------------------------------------------------------
Are all U.S. Trustee Quarterly Fee Payments current? YES

What is the status of your Plan of Reorganization?

A Plan of Reorganization is currently being developed.
--------------------------------------------------------------------------------

                  I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

                  SIGNED /s/ PAUL VANDERHOVEN
                        ---------------------------------------------------
                                     (ORIGINAL SIGNATURE)

                  TITLE VP Finance, CFO
                        ---------------------------------------------------

MOR-1

CASE NAME:  STERLING PULP CHEMICALS US, INC.        CASE NUMBER:  01-37811-H4-11

                                                                                                                        PAID
  COVERAGE          POLICY PERIOD         POLICY NO.             LIMITS                    CARRIER                     THROUGH
------------------------------------------------------------------------------------------------------------------------------------
See Attachment 2




MOR-1 ATTACHMENT 2

                                                                    Page 3 of 13
                                                                         1/18/02

                              SUMMARY OF COVERAGES
                      FOR STERLING CHEMICALS HOLDINGS, INC.

NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.        TERM      EXPIRE       EXPOSURE BASE
---    -----------------               --------------                 -------------        ----      ------       -------------
 1  Workers Compensation        Statutory - $1,000,000 Employers      American Guar.      1 year   07/01/2002  Total annual
                                Liability.                            Zurich US                                remuneration
                                Ded. $250,000 per accident.

 2  Automobile Liability        $2,000,000 ea. occurrence.            American Guar.      1 year   07/01/2002  Number of vehicles
                                Ded. $25,000 per occurrence.          Zurich Amer.                             owned and leased

 3  Excess Liability            $5,000,000 ea. occurrence and         Primex, Ltd         1 year   07/01/2002  Annual revenues and
    Excess to $1 Million SIR    aggregate.  Excess $1,000,000 GL                                               remuneration
                                $2,000,000 AL.

 4  Excess Liability            $20,000,000 ea. loss and              Primex, Ltd.        1 year   07/01/2002  Included
                                aggregate.                            (Reinsured through
                                                                      AIG.)

 5  Excess Liability            $50,000,000 ea. loss and              Gerling Global      1 year   07/01/2002  Flat charge - based
                                aggregate.                                                                     on exposures and
                                                                                                               risk potential

 6  Excess Liability            $100,000,000 ea. loss and             Lloyd's             1 year   07/01/2002  Flat charge - based
                                aggregate.                            Lore                                     on exposures and

 7  Excess Liability            $50,000,000                           Zurich              1 year   07/01/2002  Flat charge

 8  Excess Liability            $50,000,000                           AIG                 1 year   07/01/2002  Flat Charge



NO.    TYPE OF INSURANCE                     ANNUAL PREMIUM
---    -----------------                     --------------
 1  Workers Compensation           $195,653 - Audit at (AFCO) expiration.
                                   Plus all losses within deductible.


 2  Automobile Liability           $92,955  (AFCO)


 3  Excess Liability               $451,090 Annual - Half on 7/1/01; 1/2
    Excess to $1 Million SIR       on 1/1/02.


 4  Excess Liability               Included


 5  Excess Liability               $295,000


 6  Excess Liability               $241,886


 7  Excess Liability               $109,210

 8  Excess Liability               $80,938

                                                                   Page 4 of 13
                                                                        1/18/02

NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.        TERM      EXPIRE       EXPOSURE BASE
---    -----------------               --------------                 -------------        ----      ------       -------------
 9  Excess Liability            $50,000,000                           Starr Excess        1 year   07/01/2002  Flat Charge

10  Marine Terminal             $50,000,000 ea. occurrence.           New Hampshire       1 year   07/01/2002  Based on volume
    Operators Liability and     Ded. $25,000 per occurrence           Ins. Co. thru Marsh                      throughput and no.
    Charterer's Legal Liability $100,000 pollution per occurrence.    London                                   chartered vessels.

11  Excess Marine Liability     $24,000,000 excess of MTO, CLL,       XL Specialty        1 year   07/01/2002  Volume thru put &
                                P&L                                   Brockbank &                              vessels docked.
                                                                      Liberty Und.

12  Excess Marine Liability     $25,000,000 excess $24,000,000        XL Specialty        1 year   07/01/2002  Flat
                                                                      Brockbank & N.Y.
                                                                      Marine Gen. Ins.

13  Property Damage,            $ Total insured values combined all   Munich Re: et. al.  1 year   08/01/2002  Property Values - PD
    Business Interruption and   -risk. Sublimits:  Flood - $100 mil.,                                          Income values - BI
    Boiler & Machinery          Earthquake - $100 mil., $10 mil                                                PML, fire protection
                                extra expenses. Ded.: Petrochem                                                available; many other
                                $1,000,000 PD, 10 day - BL Pulp &                                              factors.
                                Fibers - $1 mil. PD/BI.

14  Directors & Officers        $15,000,000 each loss and each        National Union      1 year   08/21/2002  Various
    Liability                   policy year. Ded. $1,000,000 Corp.    Indemnity

15  Excess Directors & Officers $10,000,000 excess of Primary         Hartford            1 year   08/21/2002  Various
    Liability                   D&O

16  Directors & Officers        $10,000,000                           XL Specialty Ins.   1 year   08/21/2002  Various
    Liability                                                         Co.



NO.    TYPE OF INSURANCE                     ANNUAL PREMIUM
---    -----------------                     --------------
 9  Excess Liability                  $62,500

10  Marine Terminal                   $27,000 (AFCO) Min. premium &
    Operators Liability and           deposit.
    Charterer's Legal Liability

11  Excess Marine Liability           $57,375


12  Excess Marine Liability           $21,250



13  Property Damage,                  Annual - Financed through AFCO.
    Business Interruption and         $4.0M (est.)
    Boiler & Machinery



14  Directors & Officers              $316,000 (15 mos.)
    Liability

15  Excess Directors & Officers       $223,700 (15 mos.)
    Liability

16  Directors & Officers              $115,000 (15 mos.)
    Liability

                                                                    Page 5 of 13
                                                                         1/18/02

NO.    TYPE OF INSURANCE               AMOUNTS/LIMITS                 INSURANCE CO.        TERM      EXPIRE       EXPOSURE BASE
---    -----------------               --------------                 -------------        ----      ------       -------------
17  Employee Dishonesty &       $5,000,000 each Insuring              Texas Pacific       1 year   10/01/2002  Various
    Depositor's Forgery         Agreement.  Ded. $50,000.             Chubb

18  Hull & Machinery and        Barge Hull Value                      Zurich-American     1 year   07/01/2002  Hull & Machinery
    Protection & Indemnity      (M-25  =  $1,500,000)                 Insurance Co.                            values
                                Ded. $5,000 per loss.
                                $1,000,000 P&I

19  Pollution Insurance         Section A - $250,000                  Water Quality       1 year   07/01/2002  Hull gross registered
                                Section B - $5,000,000                Insurance                                tonnage
                                SCERCLA - $5,000,000                  Syndicate

20  Marine and Railroad         $12,000,000 any one vessel            Mutual Marine       1 year   Continuing  Declared shipment
    Cargo                       $1,000,000 any one barge                                                       values
                                $1,000,000 and one rail ship.
                                $100,000 any one truck

21  Duty Drawback Bond          $1,000,000                            Washington          1 year   Continuing  Limit
                                                                      International

22  Fiduciary                   $10,000,000                           National Union      1 year   08/21/2002  Various
                                Ded. $250,000 per occurrence

23  Environmental               $4,000,000 per loss                   ECS                 1 year   01/15/2002  Loss Potential
    Impairment Liability        $8,000,000 aggregate                  (Indian Harbor)
    (Petrochem & Fibers)

24  Closure/Post Closure        $1,995,222 Combined                   Underwriters        1 year   Continuous  Estimated
    Bonds - Petrochem                                                 Indemnity                                Closure/Post Closure


NO.    TYPE OF INSURANCE                        ANNUAL PREMIUM
---    -----------------                        --------------
17  Employee Dishonesty &               $14,450
    Depositor's Forgery

18  Hull & Machinery and                $29,378 (AFCO)
    Protection & Indemnity


19  Pollution Insurance                 $4,258 (AFCO)


20  Marine and Railroad                 $40,000 Annual Approx.
    Cargo


21  Duty Drawback Bond                  $2,875


22  Fiduciary                           $22,000 - Financed through Imperial.


23  Environmental                       $106,200 -  Financed through AFCO.
    Impairment Liability
    (Petrochem & Fibers)

24  Closure/Post Closure                $40,610
    Bonds - Petrochem


ANNUAL TOTAL:                   $3,459,260 *


*Total fluctuates due to cargo premiums dependence upon volume of CIF export shipments and annual audits of Worker's Compensation and Marine Terminal policies.

STERLING CHEMICALS HOLDINGS, INC. (ALL DEBTORS)

CONSOLIDATING BALANCE SHEET
FOR THE PERIOD ENDED DECEMBER 31, 2001
(In Thousands) (Unaudited)

                                       --------------------------------------------------------------------------------------------
                                       STERLING CHEMICALS        STERLING CHEMICALS,     STERLING CHEMICALS      STERLING FIBERS
                                         HOLDINGS INC.                   INC.                ENERGY, INC.             INC.
ASSETS                                   01-37805-H4-11             01-37806-H4-11          01-37807-H4-11       01-37808-H4-11
                                       --------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents           $     170                $     623              $       -                 $     412
        Trade accounts receivable, net              -                   46,523                     48                     2,692
        Other Receivables                           -                    1,338                      -                     3,694
        Due from affiliates                     1,205                   21,376                 12,707                         -
        Inventories                                 -                   32,612                      -                     8,645
        Prepaid expenses                           33                    3,242                      -                        85
        Deferred income tax benefit                 -                        -                      -                         -
                                            ------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            1,408                  105,714                 12,755                    15,528

Property, plant and equipment, net                  -                  123,768                  3,137                     6,168
Deferred income taxes                               -                        -                      -                         -
Investments-Third Party                             -                    1,500                  5,700                         -
Investments in Subs                            35,060                   94,735                      -                         -
Other assets                                      865                   35,101                      -                     1,354
                                            ------------------------------------------------------------------------------------

TOTAL ASSETS                                $  37,333                $ 360,818              $  21,592                 $  23,050
                                            ====================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                  64                  117,036                  1,719                     2,775
Pre-Petition liabilities:
        Notes Payable - Secured *                   -                  227,848                      -                    57,221
        Secured Debt Accrued Interest *             -                   27,178                      -                     6,825
        Unsecured debt                        186,538                  298,839                  1,110                    70,986
        Other / Intercompany                        -                  201,020                      -                         -
        Deferred income taxes                       -                        -                      -                         -

Common stock held by new ESOP                       -                      254                      -                        35
Less: Unearned compensation                         -                     (458)                     -                       458
Redeemable preferred stock                     28,155                  (16,141)                     -                    16,133
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value                -                       75                      1                         -
        Additional paid-in capital             (1,792)                (235,013)                     -                     7,874
        Retained earnings-Filing Date         191,923                  (41,380)                15,333                  (137,929)
        Retained earnings-Post Filing Date     (1,497)                  (3,398)                 3,429                    (1,328)
        Pension adjustment                          -                     (135)                     -                         -
        Accumulated translation adj.                -                        -                      -                         -
        Deferred compensation                       -                       (2)                     -                         -
                                            ------------------------------------------------------------------------------------
                                             (177,424)                (492,221)                18,100                  (131,383)
        Treasury stock at cost                      -                   (2,537)                     -                         -
                                            ------------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                   (177,424)                (494,758)                18,763                  (131,383)

TOTAL LIABILITIES AND EQUITY                $  37,333                $ 360,818              $  21,592                 $  23,050
                                            ====================================================================================

                                         ------------------------------------------------------------------------------------------
                                          STERLING CHEMICALS    STERLING CANADA,        STERLING PULP             STERLING PULP
                                             INT'L, INC.              INC.            CHEMICALS US, INC.         CHEMICALS, INC.
ASSETS                                      01-37809-H4-11        01-37810-H4-11        01-37811-H4-11           01-37812-H4-11
                                         ------------------------------------------------------------------------------------------
Current Assets:
        Cash and cash equivalents          $       -                 $      19             $       -                 $     147
        Trade accounts receivable, net             -                     3,141                   962                     5,510
        Other Receivables                          -                     4,367                     -                         -
        Due from affiliates                    2,884                    50,168                   492                     4,004
        Inventories                                -                         -                   300                     1,626
        Prepaid expenses                        (283)                        -                     -                       492
        Deferred income tax benefit                -                         -                     -                         -
                                           -----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                           2,601                    57,695                 1,754                    11,779

Property, plant and equipment, net                 -                         -                     -                    43,307
Deferred income taxes                              -                         -                     -                         -
Investments-Third Party                            -                         -                     -                         -
Investments in Subs                                -                   295,659                 1,608                         -
Other assets                                   2,686                     5,796                     -                         -
                                            ----------------------------------------------------------------------------------

TOTAL ASSETS                                $  5,287                 $ 359,150             $   3,362                 $  55,086
                                            ==================================================================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)                 42                    19,947                   632                     1,704
Pre-Petition liabilities:
        Notes Payable - Secured *              3,652                    67,152                     -                         -
        Secured Debt Accrued Interest *          436                     8,010                     -                         -
        Unsecured debt                           840                   265,049                   170                    62,478
        Other / Intercompany                       -                     5,435                     -
        Deferred income taxes                      -                         -                     -                         -

Common stock held by new ESOP                      -                         -                     -                         -
Less: Unearned compensation                        -                         -                     -                         -
Redeemable preferred stock                         -                         -                     -                         -
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               -                        48                     -                         -
        Additional paid-in capital                 -                    83,348                 3,867                     1,608
        Retained earnings-Filing Date            779                   (90,594)                 (877)                  (10,909)
        Retained earnings-Post Filing Date      (462)                      755                  (430)                      205
        Pension adjustment                         -                         -                     -                         -
        Accumulated translation adj.               -                         -                     -                         -
        Deferred compensation                      -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
                                                 317                    (6,443)                2,560                    (9,096)
        Treasury stock at cost                     -                         -                     -                         -
                                            ----------------------------------------------------------------------------------
TOTAL STOCKHOLDERS' EQUITY                       317                    (6,443)                2,560                    (9,096)

TOTAL LIABILITIES AND EQUITY                $  5,287                 $ 359,150             $   3,362                 $  55,086
                                            ==================================================================================

                                            ------------------------------------
                                                                    DEBTORS

ASSETS                                      ELIMINATIONS         CONSOLIDATED
                                            ------------------------------------
Current Assets:
        Cash and cash equivalents           $       -              $   1,371
        Trade accounts receivable, net              -                 58,876
        Other Receivables                           -                  9,399
        Due from affiliates                   (93,878)                (1,042)
        Inventories                                 -                 43,183
        Prepaid expenses                            -                  3,569
        Deferred income tax benefit                 -                      -
                                            --------------------------------
TOTAL CURRENT ASSETS                          (93,878)               115,356

Property, plant and equipment, net                  -                176,380
Deferred income taxes                               -                      -
Investments-Third Party                             -                  7,200
Investments in Subs                          (381,607)                45,455
Other assets                                       (1)                45,801
                                            --------------------------------

TOTAL ASSETS                                $(475,486)             $ 390,192
                                            ================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Post Petition liabilities (MOR-4)             (34,086)               109,833
Pre-Petition liabilities:
        Notes Payable - Secured *             (60,873)               295,000
        Secured Debt Accrued Interest *        (7,261)                35,188
        Unsecured debt                       (132,060)               753,950
        Other / Intercompany                 (201,020)                 5,435
        Deferred income taxes                       -                      -

Common stock held by new ESOP                       -                    289
Less: Unearned compensation                         -                      -
Redeemable preferred stock                          -                 28,147
STOCKHOLDERS' EQUITY:
        Common stock, $.01 par value               (1)                   123
        Additional paid-in capital            (40,185)              (546,056)
        Retained earnings-Filing Date               -               (244,777)
        Retained earnings-Post Filing Date          -                (41,003)
        Pension adjustment                          -                 (3,398)
        Accumulated translation adj.                -                      -
        Deferred compensation                       -                     (2)
                                            --------------------------------
                                              (40,186)              (835,113)
        Treasury stock at cost                      -                 (2,537)
                                            --------------------------------
TOTAL STOCKHOLDERS' EQUITY                    (40,186)              (837,650)

TOTAL LIABILITIES AND EQUITY                $(475,486)             $ 390,192
                                            ================================


* Senior Secured Notes were issued by Sterling Chemicals, Inc., but a percentage is pushed down to the subsidiaries.


        MOR 2 - 3

CASE NAME: STERLING PULP CHEMICALS US, INC.          CASE NUMBER: 01-37811-H4-11


                     SCHEDULE OF POST-PETITION LIABILITIES

                                      ----------------------------------------------------------------------------------------------
                                        8/31/2001(1)     9/30/01        10/31/01          11/30/01        12/31/01        MONTH
                                      ----------------------------------------------------------------------------------------------
TRADE ACCOUNTS PAYABLE                   $       779  $          426  $        1,043  $          571  $          505  $        --
ROYALTY AND REVENUE PAYABLE                       --              --              --              --              --           --
NOTES PAYABLE - INSURANCE                         --              --              --              --              --           --
TAX PAYABLE:                                      --              --              --              --              --           --
    Federal Payroll Taxes                         --              --              --              --              --           --
    State Payroll & Sales                         --              --              --              --              --           --
    Ad Valorem Taxes                              --              --              --              --              --           --
    Other Taxes                                   --              --              --              --              --           --
TOTAL TAXES PAYABLE                      $        --  $           --  $           --  $           --   $          --  $        --
SECURED DEBT POST-PETITION                        --              --              --              --              --           --
ACCRUED INTEREST PAYABLE                          --              --              --              --              --           --
*ACCRUED PROFESSIONAL FEES:                       --              --              --              --              --           --
OTHER ACCRUED LIABILITIES:
  1.  General and Administrative Costs             1              37             114              98             127           --
  2.  Lease Operating Expenses/Capital            --              --              --              --              --           --
TOTAL POST-PETITION LIABILITIES (MOR-3)  $       780  $          463  $        1,157  $          669  $          632  $        --
====================================================================================================================================


*Payment Requires Court Approval

(1) Represents the period 07/17/01 thru 08/31/01.

MOR-4

CONSOLIDATED DEBTORS(1)

                             AGING OF POST-PETITION LIABILITIES
                                     MONTH      12/31/01
                                             ------------------

                                                                    AD-VALOREM,      ROYALTY
      DAYS         TOTAL    TRADE ACCTS   FED TAXES   STATE TAXES   OTHER TAXES   AND INSURANCE
      ----       --------   -----------   ---------   -----------   -----------   -------------
      0-30       $ 23,354   $  23,186     $      26   $       (3)   $       145   $          --

      31-60

      61-90

      91 +
                 --------   ---------     ---------   -----------   -----------   -------------
      TOTAL      $ 23,354   $  23,186     $      26   $       (3)   $       145   $          --
                 ========   =========     =========   ===========   ===========   =============



                          AGING OF ACCOUNTS RECEIVABLE(1)

        MONTH
      ---------
        0-30       $ 46,115    $ 46,115     $     --   $     --   $     --   $     --

        31-60           498         498           --         --         --         --

        61-90         4,527       4,527           --         --         --         --

        91 +         19,372      19,372           --         --         --         --
                   --------    --------     --------   --------   --------   --------
        TOTAL      $ 70,512    $ 70,512     $     --   $     --   $     --   $     --
                   ========    ========     ========   ========   ========   ========


   (1) MOR 5 is presented only on a consolidated debtor basis.

   (2) Days aging from due date.

   (3) Days aging from invoice due date.

           MOR-5

CASE NAME: STERLING CHEMICALS HOLDINGS, INC (ALL DEBTORS)
FOR THE MONTH ENDING DECEMBER 31, 2001


STATEMENT OF INCOME (LOSS)



                                               STERLING CHEMICALS    STERLING CHEMICALS,   STERLING CHEMICALS     STERLING FIBERS,
                                                 HOLDINGS, INC.             INC.               ENERGY, INC.             INC.
              MONTH                              01-37805-H4-11        01-37806-H4-11        01-37807-H4-11        01-37808-H4-11
                                               ------------------    ------------------    ------------------    ------------------

REVENUES  (MOR-1)                              $               --    $       18,571,799    $          179,201    $        1,466,000
TOTAL COST OF REVENUES                                         --            16,717,896               179,201             1,369,762
GROSS PROFIT                                   $               --    $        1,853,903    $               --    $           96,238
===================================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative            $              967    $        1,546,382    $               --    $          109,497
  Insiders Compensation                                        --               204,995                    --                    --
  Professional Fees                                            --             1,092,450                    --                    --
  Other (Earnings in Joint Venture)                            --               593,727              (593,727)                   --

TOTAL OPERATING EXPENSE                        $              967    $        3,437,554    $         (593,727)   $          109,497
====================================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)           $             (967)   $       (1,583,651)   $          593,727    $          (13,259)
INTEREST EXPENSE (includes amort of debt fees)            127,747             2,182,153                    --               614,434
DEPRECIATION                                                   --             1,882,903                    --                47,571
OTHER (INCOME) EXPENSES*                                       --                    --                    --                    --
OTHER ITEMS**                                                  --                    --                    --                    --
TOTAL INT. DEPR & OTHER ITEMS                  $          127,747    $        4,065,056    $               --    $          662,005
====================================================================================================================================
NET INCOME BEFORE TAXES                        $         (128,714)   $       (5,648,707)   $          593,727    $         (675,264)
INCOME TAXES                                                   --                    --                31,180                    --
====================================================================================================================================
NET INCOME (LOSS) (MOR-1)                      $         (128,714)   $       (5,648,707)   $          562,547    $         (675,264)
====================================================================================================================================


                                               STERLING CHEMICALS      STERLING CANADA,      STERLING PULP
                                                   INT'L, INC.               INC.          CHEMICALS US, INC.
              MONTH                               01-37809-H4-11        01-37810-H4-11       01-37811-H4-11
                                                ------------------    ------------------   ------------------
REVENUES  (MOR-1)                               $           83,333    $        1,156,830  $           288,348
TOTAL COST OF REVENUES                                          --                54,619              439,474
GROSS PROFIT                                    $           83,333    $        1,102,211   $         (151,126)
==============================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative             $           16,503    $          440,050   $          (73,637)
  Insiders Compensation                                         --                    --                   --
  Professional Fees                                             --                    --                   --
  Other (Earnings in Joint Venture)                             --                    --                   --

TOTAL OPERATING EXPENSE                         $           16,503    $          440,050   $          (73,637)
==============================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)            $           66,830    $          662,161   $          (77,489)
INTEREST EXPENSE (includes amort of debt fees)              37,665               160,581                   --
DEPRECIATION                                                23,000               485,795                   --
OTHER (INCOME) EXPENSES*                                        --                    --                   --
OTHER ITEMS**                                                   --                    --                   --
TOTAL INT. DEPR & OTHER ITEMS                   $           60,665    $          646,376   $               --
==============================================================================================================
NET INCOME BEFORE TAXES                         $            6,165    $           15,785   $          (77,489)
INCOME TAXES                                                    --                    --                   --
==============================================================================================================
NET INCOME (LOSS) (MOR-1)                       $            6,165    $           15,785   $          (77,489)
==============================================================================================================

                                                      STERLING PULP
                                                      CHEMICALS, INC.                               DEBTORS
              MONTH                                   01-37812-H4-11        ELIMINATIONS          CONSOLIDATED
                                                    ------------------   ------------------    ------------------

REVENUES  (MOR-1)                                   $        3,383,414   $         (83,333)    $      25,045,592
TOTAL COST OF REVENUES                                       2,069,558             (83,333)           20,747,177
GROSS PROFIT                                        $        1,313,856   $              --     $       4,298,415
=================================================================================================================
OPERATING EXPENSES:
  Selling, General & Administrative                 $          627,517   $        (558,861)            2,108,418
  Insiders Compensation                                             --                  --               204,995
  Professional Fees                                                 --                  --             1,092,450
  Other (Earnings in Joint Venture)                                 --                  --                    --

TOTAL OPERATING EXPENSE                             $          627,517   $        (558,861)    $       3,405,863
=================================================================================================================
INCOME BEFORE INT. DEPR/TAX  (MOR-1)                $          686,339   $         558,861               892,552
INTEREST EXPENSE (includes amort of debt fees)                      --             558,861             3,681,441
DEPRECIATION                                                   405,059                  --             2,844,328
OTHER (INCOME) EXPENSES*                                            --                  --                    --
OTHER ITEMS**                                                       --                  --                    --
TOTAL INT. DEPR & OTHER ITEMS                       $          405,059   $         558,861     $       6,525,769
=================================================================================================================
NET INCOME BEFORE TAXES                             $          281,280   $              --     $      (5,633,217)
INCOME TAXES                                                        --                  --                31,180
=================================================================================================================
NET INCOME (LOSS) (MOR-1)                           $          281,280   $              --     $      (5,664,397)
=================================================================================================================

Accrual Accounting Required, Otherwise Footnote With Explanation
*  Footnote Mandatory
** Unusual and/or frequent item(s) outside the ordinary course of business;
   requires footnote

MOR-6

CASE NAME: STERLING PULP CHEMICALS US, INC.          CASE NUMBER: 01-37811-H4-11


====================================================================================================================================
CASH RECEIPTS AND                                       8/31/2001 (1)   9/30/01    10/31/01    11/30/01    12/31/01 MONTH  FILING TO
DISBURSEMENTS                                                                                                                DATE
------------------------------------------------------------------------------------------------------------------------------------
1.  CASH-BEGINNING OF MONTH                                   $ -           $ -       $ -        $ -        $ -     $ -       $ -
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS:
------------------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                                $ -           $ -       $ -        $ -        $ -     $ -       $ -
------------------------------------------------------------------------------------------------------------------------------------
3.  COLLECTION OF ACCOUNTS RECEIVABLE                           -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
4.  LOANS & ADVANCES (attach list)                              -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
5.  SALE OF ASSETS                                              -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
6.  OTHER (attach list)                                         -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                                                $ -           $ -       $ -        $ -        $ -     $ -       $ -
------------------------------------------------------------------------------------------------------------------------------------
(Withdrawal)Contribution by Individual Debtor MFR-2*          N/A           N/A       N/A        N/A        N/A     N/A       N/A
------------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS:
------------------------------------------------------------------------------------------------------------------------------------
7.  NET PAYROLL                                               $ -           $ -       $ -        $ -        $ -     $ -       $ -
------------------------------------------------------------------------------------------------------------------------------------
8.  PAYROLL TAXES PAID                                          -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
9.  SALES, USE & OTHER TAXES PAID                               -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
10. SECURED/RENTAL/LEASES                                       -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
11. UTILITIES                                                   -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
12. INSURANCE                                                   -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
13. INVENTORY PURCHASES                                         -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
14. VEHICLE EXPENSES                                            -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
15. TRAVEL & ENTERTAINMENT                                      -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
16. REPAIRS, MAINTENANCE & SUPPLIES                             -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
17. ADMINISTRATIVE & SELLING                                    -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
18. OTHER (attach list)                                         -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FROM OPERATIONS                           $ -           $ -       $ -        $ -        $ -     $ -       $ -
------------------------------------------------------------------------------------------------------------------------------------
19. PROFESSIONAL FEES                                         $ -           $ -       $ -        $ -          -     $ -         -
------------------------------------------------------------------------------------------------------------------------------------
20. U.S. TRUSTEE FEES                                           -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
21. OTHER REORGANIZATION EXPENSES (attach list)                 -             -         -          -          -       -         -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS                                           $ -           $ -       $ -        $ -          -     $ -         -
------------------------------------------------------------------------------------------------------------------------------------
22. NET CASH FLOW                                             $ -           $ -       $ -        $ -          -     $ -         -
------------------------------------------------------------------------------------------------------------------------------------
23. CASH - END OF MONTH (MOR-2)                               $ -           $ -       $ -        $ -          -     $ -         -
====================================================================================================================================

    (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

           MOR-7                        *Applies to Individual debtor's only.

CASE NAME:  STERLING PULP CHEMICALS US, INC.        CASE NUMBER:  01-37811-H4-11


===============================================================================================================================
OTHER CASH RECEIPTS AND                          8/31/2001 (1)     Sep-01     Oct-01     Nov-01   Dec-01     Jan-02   FILING TO
DISBURSEMENTS:                                                                                                           DATE
--------------------------------------------------------------------------------------------------------------------------------
6.  OTHER RECEIPTS:
--------------------------------------------------------------------------------------------------------------------------------
    Interest Income                                   $ -          $ -        $ -        $ -      $ -         $ -       $ -
--------------------------------------------------------------------------------------------------------------------------------
    401(k) Plan Refund                                  -            -          -          -        -           -         -
--------------------------------------------------------------------------------------------------------------------------------
    Cobra Insurance Payment                             -            -          -          -        -           -         -
--------------------------------------------------------------------------------------------------------------------------------
    Miscellaneous                                       -            -          -          -        -           -         -
--------------------------------------------------------------------------------------------------------------------------------
    Emission Credits                                    -            -          -          -        -           -         -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER RECEIPTS                                  $ -          $ -        $ -        $ -      $ -         $ -       $ -
--------------------------------------------------------------------------------------------------------------------------------
18. OTHER DISBURSEMENTS:
--------------------------------------------------------------------------------------------------------------------------------
    Capital Expenditures                              $ -          $ -        $ -        $ -      $ -         $ -         -
--------------------------------------------------------------------------------------------------------------------------------
    Interest Payment                                    -            -          -          -        -           -         -
--------------------------------------------------------------------------------------------------------------------------------
    Restricted Cash - Bond Funding                      -            -          -          -        -           -         -
--------------------------------------------------------------------------------------------------------------------------------
    Pre-petition checks voided in current period        -            -          -          -        -           -         -
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER DISBURSEMENTS                             $ -          $ -        $ -        $ -      $ -         $ -       $ -
================================================================================================================================

   (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01

                                MOR-7 ATTACHMENT

CASE NAME: Sterling Pulp Chemicals US, Inc.          CASE NUMBER: 01-37811-H4-11



                           CASH ACCOUNT RECONCILIATION

                  MONTH OF        NOVEMBER 30, 2001
                           ---------------------------------

===========================================================================================================================

BANK NAME                           N/A
---------------------------------------------------------------------------------------------------------------------------
ACCOUNT NUMBER
---------------------------------------------------------------------------------------------------------------------------
ACCOUNT TYPE                                                                                                        TOTAL
------------                                                                                                        -----
---------------------------------------------------------------------------------------------------------------------------
BANK BALANCE                                                                                                           $ -
---------------------------------------------------------------------------------------------------------------------------
DEPOSIT IN TRANSIT                                                                                                       -
---------------------------------------------------------------------------------------------------------------------------
OUTSTANDING CHECKS                                                                                                       -
---------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE               $ -       $ -      $ -       $ -        $ -       $ -       $ -         $ -        $ -
---------------------------------------------------------------------------------------------------------------------------
BEGINNING CASH - PER BOOS                                                                                              $ -
---------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                                                                                                 -
---------------------------------------------------------------------------------------------------------------------------
TRANSFERS BETWEEN ACCOUNTS                                                                                               -
---------------------------------------------------------------------------------------------------------------------------
(WITHDRAWAL)CONTRIBUTION-                                                                                                -
---------------------------------------------------------------------------------------------------------------------------
BY INDIVIDUAL DEBTOR MFR-2                                                                                               -
---------------------------------------------------------------------------------------------------------------------------
CHECKS/OTHER DISBURSEMENTS                                                                                               -
---------------------------------------------------------------------------------------------------------------------------
ENDING CASH - PER BOOKS             $ -       $ -      $ -       $ -        $ -       $ -       $ -         $ -        $ -
===========================================================================================================================

Note: Bank statements have not been received in time to complete this report. Future reports will include reconciliations for the prior month.

              MOR-8

CASE NAME: STERLING PULP CHEMICALS US, INC.          CASE NUMBER: 01-37811-H4-11



                    PAYMENT TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary.)

====================================================================================================================================
                                                8/31/2001 (1)    Sep-2001     Oct-2001   Nov-2001    Dec-2001    Jan-2002  FILING TO
        INSIDERS: NAME/POSITION/COMP TYPE (2)                                                                                DATE
------------------------------------------------------------------------------------------------------------------------------------
1.                                                  $ -            $ -          $ -       $ -          $ -         $ -          $ -
------------------------------------------------------------------------------------------------------------------------------------
2.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
3.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
4.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
5.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
6.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
7.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
8.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
9.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INSIDERS (MOR-1)                              $ -            $ -          $ -       $ -          $ -         $ -          $ -
====================================================================================================================================

====================================================================================================================================
                                                8/31/2001 (1)    Sep-2001     Oct-2001   Nov-2001    Dec-2001    Jan-2002  FILING TO
        PROFESSIONALS                                                                                                         DATE
       NAME/ORDER DATE
------------------------------------------------------------------------------------------------------------------------------------
1.                                                  $ -            $ -          $ -       $ -          $ -         $ -          $ -
------------------------------------------------------------------------------------------------------------------------------------
2.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
3.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
4.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
5.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
6.                                                    -              -            -         -            -           -            -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROFESSIONALS (MOR-1)                         $ -            $ -          $ -       $ -          $ -         $ -          $ -
====================================================================================================================================

   (1) REPRESENTS THE PERIOD 07/17/01 THRU 08/31/01.

   (2) THE DEBTOR HAS LIMITED THE SCOPE OF ITS ANSWER TO (I) DIRECTORS, (II) OFFICERS DESIGNATED AS INSIDERS FOR PURPOSES OF SECTION 16(A) OF THE SECURITIES AND EXCHANGE ACT OF 1934, (III) AFFILIATES ; AND (IV) PARTIES TO THE VOTING AGREEMENT GRANTING AUTHORITY TO DESIGNATED THE NOMINEES WHO BENEFIT FROM THE VOTING AGREEMENT. INFORMATION AS TO OFFICERS WHO ARE NOT DESIGNATED AS INSIDERS

   FOR PURPOSES OF SECTION 16(A) OF THE SEC ACT OF 1934 HAS BEEN COMPLIED BY THE DEBTOR AND WILL BE PROVIDED TO THE OFFICE OF THE UNITED STATES TRUSTEE AND TO THE COUNCIL FOR THE OFFICIAL COMMITTEE OF UNSECURED CREDITORS UPON REQUEST. SUCH INFORMATION PRIMARILY RELATES TO COMPENSATION, BENEFITS AND EXPENSE REIMBURSEMENTS PAYMENTS MADE TO SUCH OFFICERS AS EMPLOYEES OF THE DEBTOR. IT IS THE POLICY OF THE DEBTOR TO PRESERVE THE CONFIDENTIALITY OF SUCH INFORMATION ON BEHALF OF ITS EMPLOYEES.

   (3) ALL PAYMENTS TO DIRECTORS AND OFFICERS, AS DEFINED IN FOOTNOTE (2) ABOVE, ARE MADE BY STERLING CHEMICALS, INC., A JOINTLY ADMINISTERED DEBTOR (CASE #01-37806-H4-11.

                                      MOR-9